First Quarter 2012 Earnings Call Supplemental Slides

The information contained in this presentation includes certain estimates, projections and other forward- looking information that reflect our current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, development activities, dividend strategies, effective tax rates, financial performance, and business model. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance that any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2011, our Form 10-Q for the quarter ended March 31, 2012, when filed, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note Regarding Presentation of Non-GAAP Financial Measures The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K, dated April 26, 2012, to which the following supplemental slides are attached as Exhibit 99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides. Forward-Looking Statements 2

Table of Contents 3 4-6 7 8 9 10 11-12 2012 Guidance - Adjusted EBITDA ……………………………………………………………………………………………………………………………………………………………13 2012 Guidance - EPS ……………………………………………………………………………………………………………………………………….14 Income Tax Considerations…………………………………………………………………………………………………………………………………………15 Adjusted Free Cash Flow Considerations…………………………………………………………………………………………………………………………………………16 17 18 19 Business Outlook: 2012 to 2014…………………………………………………………………………………………………………………….….20-22 23 24-25 26 Debt Maturity Profile………………………………………………………………………………………………………………………27 28 29 30 31 Outstanding Share Summary and Warrant Information……………………………………………………………………………….32 Adjusted EBITDA History……………………………………………………………………………………………………………………………………………….33 34 Reconciliations to GAAP………………………………………………………………………………………………………………………………………………………..35-39 Adjusted Free Cash Flow ……………………………………………………………………………………………………………………………………… Appendix………………………………………………………………………………………………………………………………………… Historic Discharge Growth vs. Industry……………………………………………………………………………………………………………………………………… Priorities for Reinvesting Free Cash Flows………………………………………………………………………………………………………………………………………… Revenues & Expenses (Sequential)………………………………………………………………………………………………………………………………………… Payment Sources (Percent of Revenues) ……………………………………………………………………………………………………………………………………… Operational and Labor Metrics………………………………………………………………………………………………………………………………………… Debt Schedule……………………………………………………………………………………………………………………………………………………………. Debt and Liquidity……………………………………………………………………………………………………………………………………………………………….. Portfolio Growth………………………………………………………………………………………………………………………………………… Our Track Record……………………………………………………………………………………………………………………………………………………………….. Adjusted Free Cash Flow ……………………………………………………………………………………………………………………………………… Q1 2012 Summary (Q1 2012 vs. Q1 2011)…………………………………………………………………………………………………………………………… Revenues (Q1 2012 vs. Q1 2011)…………………………………………………………………………………………………………………………………………. Expenses (Q1 2012 vs. Q1 2011)…………………………………………………………………………………………………………………………………………. Adjusted EBITDA……………………………………………………………………………………………………………………………………………………………….. Earnings per Share…………………………………………………………………………………………………………………………………………

Q1 2012 Summary (Q1 2012 vs. Q1 2011)  Q1 2012 benefited from an additional day in February due to leap year.  Revenue growth of 6.4% ― Inpatient revenue growth of 8.3%  Discharge growth of 6.0%; same-store discharge growth of 5.0%  Revenue per discharge increase of 2.2% ― Outpatient and other revenue declined by 13.4% ($5.9 million)  Q1 2011 outpatient and other revenue benefited by approx. $3.4 million nonrecurring state provider tax revenue.  Improved operating leverage and improved labor productivity  Adjusted EBITDA (3) for the quarter of $127.0 million reflects growth of 8.1%. ― Q1 2011 Adjusted EBITDA benefited by approx. $1.5 million for nonrecurring net state provider tax revenue. 4 0% 40% 80% Q1 2012 Q1 2011 General & Administrative Hospital-related Expenses Salaries, Wages & Benefits 73.7% 74.1% 3.34 3.39 3.20 3.60 Q1 2012 Q1 2011 Employees per Occupied Bed (EPOB) % o f R e v enu e (1) General & Administrative excludes stock-based compensation. (2) Hospital-related expenses include other operating expenses, supplies, and occupancy costs. (3) Reconciliation to GAAP provided on slides 35, 36, 38, and 39. (1) (2)

Q1 2012 Summary (Q1 2012 vs. Q1 2011) (cont.)  Adjusted free cash flow (1) for the quarter of $45.2 million ― Q1 2012 adjusted free cash flow reflected the planned investment in the clinical information system, the anticipated increase in net working capital, and other items, as illustrated on slide 11.  Repurchased 25,000 shares of our convertible perpetual preferred stock for $25 million ― Reduces annual preferred stock dividend payments by $1.6 million and diluted share count by 0.8 million shares  Diluted earnings (2) per share of $0.40 reflect strong operating results and an effective tax rate of approx. 40% (3) for the quarter (see table on slide 10) (1) Reconciliation to GAAP provided on slide 34 (2) Income from continuing operations attributable to HealthSouth (3) Estimated effective tax rate using pre-tax income from continuing operations attributable to HealthSouth 5

33.9 29.3 15.0 20.0 25.0 30.0 35.0 3.02 2.53 1.5 2.0 2.5 3.0 3.5  HealthSouth Functional Outcomes Continue to Outpace Industry Average HealthSouth Average UDS Average* FIM Gain LOS Efficiency * Average = Expected, Risk-adjusted Source: UDSmr Database – On Demand Report: Q1 2012 Report Q1 2012 Summary (Q1 2012 vs. Q1 2011) (cont.) 6

Q1 Q1 Increase/ (Millions) 2012 2011 (Decrease) Inpatient 500.6$ 462.1$ 8.3% Outpatient and other 38.0 43.9 (13.4%) Consolidated net operating 538.6$ 506.0$ 6.4% (Actual Amounts) Discharges 30,871 29,127 6.0% Net patient revenue / discharge $16,216 $15,865 2.2% Revenues (Q1 2012 vs. Q1 2011)  Revenue growth of 6.4% ― Inpatient revenue growth of 8.3%  Discharge growth of 6.0%; same-store discharge growth of 5.0%  Revenue per discharge increase of 2.2% • Price adjustments (Medicare and managed care) • Higher percentage of neurological cases increased the average acuity (CMI) for the patients we served • Higher percentage of Medicare patients ― Outpatient and other revenue declined by 13.4% ($5.9 million)  Q1 2011 outpatient and other revenue benefited by approx. $3.4 million nonrecurring state provider tax revenue.  Six fewer outpatient rehabilitation satellite clinics in Q1 2012 7

Expenses (Q1 2012 vs. Q1 2011) 8 Q1 Q1 Increase/ (Millions) 2012 2011 (Decrease) Salaries and benefits 261.0$ 244.0$ 7.0% Percent of net operating revenues 48.5% 48.2% 30 bps EPOB (employees per occupied bed) 3.34 3.39 (1.5%) Hospital-related expenses 112.0$ 108.3$ 3.4% (other operating, supplies, occupancy) Percent of net operating revenues 20.8% 21.4% (60 bps) General and administrative 23.9$ 22.7$ 5.3% (excludes stock-based compensation) Percent of net operating revenues 4.4% 4.5% (10 bps) Provision for doubtful accounts 6.3$ 4.8$ 31.3% Percent of net operating revenues 1.2% 0.9% 30 bps  Improved operating leverage and labor productivity (EPOB) was offset by: ― Increased installation and operating expenses for new clinical information system of $1.6 million ― Ramp-up costs at two new hospitals (Cypress and Drake) ― SWB as a percent of revenue impacted by:  Higher SWB per employee as a result of merit increases for non-executive employees and a higher skills mix  Q1 2011 outpatient and other revenue includes approx. $3.4 million nonrecurring state provider revenue

Adjusted EBITDA Change Q1 2012 +$9.5M +8.1% • Revenue growth • Improved operating leverage and labor productivity • Q1 2011 benefited by approx. $1.5 million of nonrecurring net state provider tax revenue • Higher bad debt expense Adjusted EBITDA (1) 9 (Millions) 2012 2011 Net operating revenues 538.6$ 506.0$ Less: Provision for doubtful accounts (6.3) (4.8) Net operating revenues less provision for doubtful accounts 532.3 501.2 Operating expenses: Salaries and benefits (261.0) (244.0) Hospital-related expenses: Other operating expenses (73.0) (70.9) Supplies (26.5) (25.8) Occupancy costs (12.5) (11.6) (112.0) (108.3) General and administrative expenses (2) (23.9) (22.7) Equity in nonconsolidated affiliates 3.3 2.5 Other income 0.9 0.6 Noncontrolling interests (3) (12.6) (11.8) Adjusted EBITDA 127.0$ 117.5$ (1) Reconciliation to GAAP provided on slides 35, 36, 38, and 39. 2012 2011 In arriving at Adjusted EBITDA, the following were excluded: (2) Stock-based compensation expense 6.1 4.2 (3) Noncontrolling interests related to - (0.1) discontinued operations Q1 Q1

Earnings per Share from Continuing Operations (3) Q1 2012 reflects: • Higher Adjusted EBITDA • Decreased interest expense • Approx. 40%(6) effective tax rate Earnings per Share 10 (1) Cash income tax expense for the three months ended March 31, 2012 and 2011 was $2.1million and $2.6 million, respectively. (2) Includes a $0.27 per diluted share benefit primarily related to the Company’s settlement with the IRS for tax years 2007 and 2008 and a reduction in unrecognized tax benefits due to the lapse of the statute of limitations for certain federal and state claims (3) Income from continuing operations attributable to HealthSouth (4) The dividends related to our convertible perpetual preferred stock must be subtracted from income from continuing operations when calculating basic earnings per share. (5) Diluted earnings per share on a GAAP basis are the same as basic earnings per share due to the antidilutive impact in the period. (6) Estimated effective tax rate using pre-tax income from continuing operations attributable to HealthSouth (In Millions, Except Per Share Data) 2012 2011 Adjusted EBITDA 127.0$ 117.5$ Interest expense and amortization of debt discounts and fees (23.3) (35.1) Depreciation and amortization (19.5) (19.5) Stock-based compensation expense (6.1) (4.2) Other, including non-cash loss on disposal of assets (0.8) (0.1) 77.3 58.6 Certain nonrecurring expenses: Professional fees - accounting, tax, and legal (3.6) (3.8) Pre-tax income 73.7 54.8 Income tax (expense) benefit (1) (29.1) 7.4 (2) Income from continuing operations (3) 44.6$ 62.2$ Basic shares 94.5 93.1 Diluted shares 108.7 109.0 Basic earnings per share (3) (4) 0.40$ 0.60$ Diluted earnings per share (3) 0.40$ (5) 0.57$ Q1

$48.2 $9.5 $7.7 Adjusted Free Cash Flow Q1 2011 Adjusted EBITDA Cash Interest Expense Accrued Interest Payroll Liabilities Other Swap-Related Payments Maintenance Capital Expenditures Adjusted Free Cash Flow Q1 2012 $45.2 $11.5 (2) Adjusted Free Cash Flow(1) (Millions, except per share data) 2012 2011 $ % Adjusted free cash flow (1) Q1 Change 45.2$ 48.2$ (3.0)$ (6.2%) (1) Reconciliation to GAAP provided on slide 34 (2) Reflects lower average borrowings and lower average interest rate (3) Reflects change in timing of interest payments as a result of capital structure changes in the last 12 months (4) Payroll tax withholdings related to the vesting of a 2009 grant of restricted stock awards to employees (5) Final swap payment was made in March 2011. (6) Planned investment in clinical information system and hospital refresh projects 11 Operating Cash Flows ($16.5) (3) ($16.1) (4) Investing Cash Flows $10.9 (5) ($10.0) (6)

Adjusted Free Cash Flow (cont.) 12 Full Year (Millions) 2012 2011 2011 81.0$ 89.5$ 342.7$ (0.4) (2.1) (9.1) Capital expenditures for maintenance (19.1) (9.1) (50.8) Net settlements on interest rate swaps - (10.9) (10.9) Dividends paid on convertible perpetual preferred stock (6.8) (6.5) (26.0) Distributions paid to noncontrolling interests of consolidated affiliates Non-recurring items: Cash paid for professional fees - accounting, tax and legal 3.6 3.8 21.0 Net premium on bond issuance/repayment - (4.1) 22.8 Cash paid for government, class action and related settlements - 4.3 5.7 - (3.0) (7.9) Adjusted free cash flow 45.2$ 48.2$ 243.3$ Income tax refunds related to prior periods Net cash provided by operating activities Net cash provided by operating activities of continuing operations Impact of discontinued operations (44.2) (13.1) (13.7) 333.6 Q1 80.6 87.4 Adjusted free cash flow for the quarter of $45.2 million ― Q1 2012 adjusted free cash flow reflected the planned investment in the clinical information system, the anticipated increase in net working capital, and other items, as illustrated on slide 11.

2012 Guidance – Adjusted EBITDA (1) 2012 Adjusted EBITDA $475 million to $485 million (1) Reconciliation to GAAP provided on slides 35, 36, 38, and 39. Considerations:  Revenue growth of 3.8% to 5.2% (April through December 2012) ― Discharge growth between 2.5% and 3.5% (April through December 2012) ― Revenue per discharge growth between 2.0% and 2.5% (April through December 2012) ― Home health revenues subject to approx. $1.0 million reduction related to the 2012 Medicare Home Health rule  Higher bad debt expense of approx. 1.3% of revenues (approx. $6 million more than 2011)  Installation of new clinical information system in twelve existing hospitals expected to increase operating expenses by approx. $4 million in 2012  Higher workers’ compensation expense of approx. $5 million primarily as a result of favorable actuarial adjustments in 2011  Q4 2011 Adjusted EBITDA benefited by $2.4 million for nonrecurring franchise tax recovery Based on results of Q1 2012, HealthSouth expects its 2012 full year results to be at the high end of, or greater than, this guidance range. 13

2012 Guidance - EPS Earnings per Share from Continuing Operations Attributable to HealthSouth (1) $1.32 to $1.39 Considerations:  Assumes provision for income tax of approx. 40% in 2012 vs. approx. 19% in 2011 (2)  Cash taxes expected to be $7 to $10 million  Basic share count of 94.5 million shares Based on results of Q1 2012, HealthSouth expects its 2012 full year results to be at the high end of, or greater than, this guidance range. (1) Income from continuing operations attributable to HealthSouth (2) Estimated effective tax rate using pre-tax income from continuing operations attributable to HealthSouth (3) Includes an approx. $46 million, or $0.49 per share, benefit primarily related to the Company’s settlement with the IRS for tax years 2007 and 2008, a decrease in the valuation allowance, and a reduction in unrecognized tax benefits due to the lapse of the statute of limitations for certain federal and state claims (4) The dividends related to our convertible perpetual preferred stock must be subtracted from income from continuing operations when calculating basic earnings per share. 14 Actual Low High (In Millions, Except Per Share Data) 2011 Adjusted EBITDA 466.2$ 475$ 485$ Interest expense and amortization of debt discounts and fees (119.4) Depreciation and amortization (78.8) Stock-based compensation expense (20.3) Other, including non-cash loss on disposal of assets (4.3) 243.4 267 277 Certain Nonrecurring Expenses: Government, class action and related settlements 12.3 Professional fees - accounting, tax and legal (21.0) Loss on early extinguishment of debt (38.8) Pre-tax income 195.9 252 262 Income tax (assumes 40% in 2012) (37.1) (3) (101) (105) Income from continuing operations (1) 158.8$ 151$ 157$ Basic shares 93.3 94.5 94.5 Earnings per share (1)(4) 1.42$ 1.32$ 1.39$ - - (15) (7) EPS Guidance 2012 (96) (82) (23)

Income Tax Considerations GAAP Considerations: •As of 3/31/12, the Company had an ending balance of approx. $1.2 billion in federal NOLs and a remaining valuation allowance of approx. $50 million, primarily related to state NOLs. • 2011 effective tax rate was approx. 19%. (1)(2) • Expect effective tax rate of approx. 40% (1) going forward Future Cash Tax Payments: • The Company expects to pay approx. $7 million to $10 million per year of income tax. •HealthSouth is not currently subject to an annual use limitation (“AUL”) under Internal Revenue Code Section 382 (“Section 382”). A “change of ownership,” as defined by Section 382, would subject the Company to an AUL, which is equal to the market capitalization of the Company at the time of the “change of ownership” multiplied by the long-term tax exempt rate. 15 (1) Estimated effective tax rate using pre-tax income from continuing operations attributable to HealthSouth (2) Includes an approx. $46 million, or $0.49 per share, benefit primarily related to the Company’s settlement with the IRS for tax years 2007 and 2008, a decrease in the valuation allowance, and a reduction in unrecognized tax benefits due to the lapse of the statute of limitations for certain federal and state claims

Adjusted Free Cash Flow (1) Considerations (1) Reconciliation to GAAP provided on slide 34 (2) Definition of adjusted free cash flow is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, net settlements on interest rate swaps, dividends paid on preferred stock, distributions to noncontrolling interests, and nonrecurring items. (3) Net of amortization of debt and discounts and fees (4) Q1 2012 includes cash dividend payments of $6.5 million for dividends declared in Q4 2011 and paid in Q1 2012 plus $0.3 million for cumulative dividends paid for the shares repurchased in Q12012. Assumptions for 2012 include the $6.8 Q1 2012 dividends paid plus expected cash dividends of $6.1 million for each of the remaining three quarters. 16 Certain Cash Flow Items (2) (millions) 2011 Actual Q1 2012 Actual 2012 Assumptions  Cash interest expense (3) $115.2 $22.4 $92  Cash payments for taxes $9.1 $2.5 $7 to $10  Working capital $10.6 $31.0 $30-$40  Maintenance CAPEX $50.8 $19.1 $75 to $85  Net cash swap-related settlements $10.9 - -  Dividends paid on preferred stock (4) $26 $6.8 $25.1 The increase in 2012 maintenance CAPEX is driven by the clinical information system roll-out, two major hospital renovations, and increased hospital refresh projects.  2012 adjusted free cash flow growth reflects increased maintenance capital expenditures and working capital.  Multi-year adjusted free cash flow CAGR of 12% to 17%

Priorities for Reinvesting Free Cash Flows 17 •Growth in core business  Bed expansions (80-100 beds)  De novo hospitals (complete Ocala; start 4 others)  Acquisitions (target 2/year) − Free standing IRFs − Hospital unit Growth Prioritie s Alternate Opportunitie s Debt Reduction • Debt prepayment • Purchase leased properties (limited opportunity) Shareholder Distribution • Convertible preferred stock repurchase ($125 million authorization) • Common share repurchase ($125 million authorization) • Cash dividends (one time or regular) Q1 2012 Actual - - $25.0 - - $25.0 2012 Assumptions Q1 2012 Actual $20 to $25 $5.5 $50 to $70 $9.2 TBD - $70 to $95, excluding acquisit ions $14.7 (millions)

Portfolio Growth 18 • All projects have minimum IRR of 15% (pre-tax). De novos Acquisitions • Cash Payback (1) = 5 to 7 years • Longer payback period due to: − Design and construction period − Initial ramp-up of operations • Target 4 openings/Year • Cash Payback (1) = 4 to 6 years • Target: 2 acquisitions/Year Location Installed Beds Operational Date Location Beds Operational Date 2013 (2) Stuart, FL 34 Q2 2013 TBD TBD TBD Littleton, CO 40 Q2 2013 Southwest Phoenix, AZ 40 Q3 2013 2012 Ocala, FL 40 Q4 2012 TBD TBD TBD 2011 Cypress, TX 40 Q4 2011 Cincinnati, OH 40 Q4 2011 2010 Bristol, VA 25 Q3 2010 Ft. Smith, AR (unit) 30 Q3 2010 Sugarland, TX (IRF) 50 Q3 2010 Loudoun County, VA 40 Q2 2010 Las Vegas, NV (IRF) 50 Q2 2010 Little Rock, AR (unit) 23 Q1 2010 2009 Mesa, AZ 40 Q3 2009 Altoona, PA (JV, unit) 18 Q4 2009 (1) Future cash payback periods may increase when the Company exhausts its significant NOLs (slide 15). (2) Does not include Middletown, DE or Williams Co., TN where CON awards are under appeal

Appendix

Business Outlook: 2012 to 2014 Business Model • Adjusted EBITDA CAGR: 5-8% (1)(2) • Adjusted Free Cash Flow CAGR: 12-17% (1)(2) Strategy 2011 2012 2013 2014 Delevering (3) Achieved < 3.0x Debt to EBITDA < 3.0x Debt to EBITDA (subject to operating environment) Core Growth Same-store Growth (Includes bed expansions and unit consolidations) De novos (target of 4/year) IRF Acquisitions (target of 2/year) Consider opportunistic, disciplined acquisitions of complementary post- acute services (1) Reconciliation to GAAP provided on slides 35, 36, 38, and 39. (2) These are multi-year CAGRs; annual results may fall outside the range. (3) Exclusive of any E&Y recovery. 20 De novos 1- Cypress, TX • Clinical Information System (CIS) Pilot Key Operational Initiatives • Beacon (Management Reporting Software) = Labor / outcomes / quality optimization • TeamWorks = Care Management • “CPR” (Comfort, Professionalism, Respect) Initiative • CIS Company-wide Implementation Key Considerations: • Regulatory clarity • Market conditions • Purchase price and terms and conditions IRF Acquisitions 1- Drake, OH De novos 1- Ocala, FL Opportunistic Growth

Business Outlook: Revenue Assumptions Revenue Volume • 2.5% to 3.5% annual growth (excludes acquisitions) • Includes bed expansions, de novos and unit consolidations Pricing 72% 8% 20% FY 2012 (1) FY 2013 FY 2014 Q4 11 - Q3 12 Q4 12 - Q3 13 Q4 13 - Q3 14 Mark t basket update (2) 2.9% 2.9% 2.9% Healthcare reform reduction 10 bps 10 bps 30 bps Productiv ity adjustment (2) 100 bps 90 bps ~ 110 bps Medicare Pricing 2012 2013 2014 3-5% 3-5% 3-5% Expected Price Increases Managed Care Medicare Managed Care Other (1) We believe based on the Medicare IRF-PPS Rule for FY 2012, HealthSouth should realize a net increase of approximately 1.6% in 2012. (2) Medicare IRF-PPS Rule for FY 2012, CMS Current Economic Index for FY 2013, and management estimates for FY 2014. (3) The Budget Control Act of 2011 includes a reduction of up to 2% to Medicare payments for all providers upon executive order of the President in January 2013. The reduction would be made from whatever level of payment would otherwise be provided under Medicare law and regulation. We currently estimate this automatic reduction, known as “sequestration,” will result in a net decrease to our net operating revenues of approx. $32 million in 2013. 21 2% Sequestration (3)

Business Outlook: Expense Assumptions Expense Salaries & Benefits (1) Hospital Expenses • Other operating expenses and supply costs tracking with inflation • Occupancy costs relatively constant as percent of revenue • Bad debt expense of approx. 1.3% to1.5% 2012 2013 2014 Merit increases (2) 2.25-2.5% 2.25-2.5% 2.25-2.5% Benefit costs in reases 5-8% 5-8% 5-8% General and Administrative ~4.5% of revenue (excludes stock-based compensation) Salaries & Benefits Hospital Expenses (1) Salaries, Wages and Benefits: ~ 90% Salaries and Wages; ~10% Benefits. (2) May be adjusted to offset the Budget Control Act of 2011 or other Medicare reduction legislation 22

HealthSouth’s volume growth has outpaced competitors’ (1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including HealthSouth sites. (2) Includes consolidated HealthSouth inpatient rehabilitation hospitals classified as same store during that time period. Historic Discharge Growth vs. Industry - 30,000 60,000 90,000 120,000 2008 2009 2010 2011 2012 Q4 Q3 Q2 Q1 6.0% 4.7% 5.9% 5.9% 5.8% 5.9% 2.7% 2.5% 1.3% 23 4.2% 5.0% 1.2% 3.5% 1.4% 4.0% -0.5% 1.7% 5.0% Quarterly • TeamWorks = standardized and enhanced sales & marketing • Bed additions will help facilitate continued organic growth 2.1% 5.1% 6.1% 7.8% Yearly Discharge 6.9% 5.6% 3.1% 5.2% Growth Q111 vs. Q211 vs. Q311vs. Q411 vs. Q112 vs. Q110 Q210 Q310 Q410 Q111 Quarterly Discharge Growth Same Store HealthSouth vs. Industry UDS Industry Sites (1) HLS Same Store (2) 1.8% 6.5% 1.0% 5.0% 1.4% 1.9% 3.3% Yearly 2011 2012 2008 2009 2010 2011 -1.4% TBD

$1,608 $1,701 $1,785 $1,878 $2,027 $2,060 2007 2008 2009 2010 2011 Trailing 4Qtrs Revenue Our Track Record ($ in millions) (1) Reconciliation to GAAP provided on slides 35 - 39. (2) 2010 includes an income tax benefit of ~$741 million primarily due to the reversal of a substantial portion of the valuation allowance against deferred tax assets. $307 $323 $364 $410 $466 $476 2007 2008 2009 2010 2011 Trailing 4 Qtrs Adjusted EBITDA (1) 96,700 103,356 109,106 112,514 118,354 120,098 2007 2008 2009 2010 2011 Trailing 4Qtrs Discharge Volume 24 $191 $220 $77 $890 $159 $141 2007 2008 2009 2010 2011 Trailing 4Qtrs Income from Continuing Operations Attributable to HealthSouth (2)

$2.04 $1.81 $1.66 $1.51 $1.25 $1.27 0 1 2 3 4 5 6 7 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 YE 2007 YE 2008 YE 2009 YE 2010 YE 2011 Trailing 4Qtrs Total Debt 6.7x 2.7x Our Track Record 25 Leverage Ratio (1) (billions) ($79) $9 $155 $181 $243 $240 $11 ($70) ($20) $30 $80 $130 $180 $230 2007 2008 2009 2010 2011 Trailing 4QTrs Adjusted Free Cash Flow (1) (millions) Swap Cash Payments Final swap payment in March 2011 (1) Based on 2007 and trailing 4 Qtrs Adjusted EBITDA of $306.7 million and $475.7 million, respectively; reconciliation to GAAP provided on slides 34 - 39. Interest Expense $229 $108

($ Billions) Year-End 2010 Goal: 3.75x to 4.00x (1) Based on 2008 and trailing 4 quarters Adjusted EBITDA of $322.6 million and $475.7 million, respectively; reconciliation to GAAP provided on slides 35 – 39. Debt and Liquidity March 31, Dec. 31, 2012 2011 Cash Available 44.3$ 30.1$ Revolver Total Line 500.0$ 500.0$ Less: – Draws (125.0) (110.0) – Letters of credit (44.4) (44.6) 330.6$ 345.4$ Total Liquidity 374.9$ 375.5$ Available Liquidity 26 $1.81 $1.66 $1.51 $1.25 $1.27 YE 2008 YE 2009 YE 2010 YE 2011 Trailing 4 Qtrs 5.6x(1) 2.7x(1) Debt Outstanding Credit Ratings S&P Moodys Corporate Rating B+ Posit ive B1 Posit ive Revolver Rating BB Ba1 Senior Notes Rating B+ B2 (b ill io n s)

Debt Maturity Profile 27 2012 2013 2014 2015 2016 2016 2017 2018 2019 2020 2021 2022 $337 Senior Notes 7.25% $286 Senior Notes 8.125% $312 Senior Notes 7.75% $96 Term Loan L +225 ($ in millions) $125 Drawn + $44 LC $500 Revolver L+225 March 31, 2012 (2) $331 Undrawn 2016 10 % of principal callable each year at $103 10% of the outstanding principal is currently callable per annum at 103% (1) The credit agreement has a $200 million restricted payment basket for debt repayment and stock repurchases, which is subject to an annual grower basket equal to 50% of excess cash flow plus certain other amounts including net cash proceeds from certain equity issuances. (2) Does not include $363.2 million of convertible perpetual preferred stock and capital leases and other note payables.  Additional debt pre-payment opportunities and flexible covenants (1)  No near-term maturities and well-spaced debt maturities  Limited exposure to higher interest rates HealthSouth is now positioned with a lower-cost, flexible capital structure…

Debt Schedule (1) Based on 4 Qtr trailing and 2011 Adjusted EBITDA of $475.7 million and $466.2 million, respectively; reconciliation to GAAP provided on slides 35, 36, 38, and 39. 28 Change S&P Moody March 31, Dec. 31, in Debt (Millions) Corporate B+ B1 2012 2011 vs. YE 2011 Advances under $500 million revolving credit facility, May 2016 - 3 Month LIBOR +225bps BB Ba1 125.0$ 110.0$ 15.0$ Term loan facility, May 2016 - 3 Month LIBOR +225bps BB Ba1 96.3 97.5 (1.2) Bonds Payable: 7.25% Senior Notes due 2018 B+ B2 336.7 336.7 - 8.125% Senior Notes due 2020 B+ B2 285.9 285.8 0.1 7.75% Senior Notes due 2022 B+ B2 311.9 312.0 (0.1) Other bonds payable 1.5 1.5 - Other notes payable 35.0 35.3 (0.3) Capital lease obligations 73.0 75.9 (2.9) Long-term debt 1,265.3$ 1,254.7$ 10.6$ Debt to Adjusted EBITDA (1) 2.7x 2.7x Credit Rating

Revenues & Expenses (Sequential) Q1 Q4 Increase/ Revenues (millions) 2012 2011 (Decrease) Inpatient 500.6$ 480.1$ 4.3% Outpatient and other 38.0 38.0 0.0% Consolidated net operating 538.6$ 518.1$ 4.0% (Actual Amounts) Discharges 30,871 30,066 2.7% Net patient revenue / discharge 16,216$ 15,968$ 1.6% Expenses (millions) Salaries and benefits 261.0$ 251.4$ 3.8% Percent of net operating revenues 48.5% 48.5% 0 bps EPOB (employees per occupied bed) 3.34 3.46 (3.5%) Hospital-related expenses 112.0$ 105.7$ 6.0% (other operating, supplies, occupancy, bad debts) Percent of net operating revenues 20.8% 20.4% 40 bps General and administrative 23.9$ 23.9$ 0.0% (excludes stock-based compensation) Percent of net operating revenues 4.4% 4.6% (20 bps) Provision for doubtful acounts 6.3$ 6.1$ 3.3% Percent of net operating revenues 1.2% 1.2% 0 bps 29

Payment Sources (Percent of Revenues) 2012 2011 2011 Medicare 73.5% 71.5% 72.0% Medicaid 1.1% 1.7% 1.6% Workers' compensation 1.5% 1.7% 1.6% Managed care and other discount plans (1) 19.3% 19.7% 19.8% Other third-party payors 1.7% 2.1% 2.0% Patients 1.4% 1.1% 1.2% Other income 1.5% 2.2% 1.8% Total 100.0% 100.0% 100.0% Q1 Full Year (1) Managed Medicare revenues represent ~ 8%, 7%, and 7% of total revenues for Q1 2012, Q1 2011, and full year 2011, respectively, and are included in “Managed care and other discount plans.” 30

Operational and Labor Metrics (1) (1) All metrics have been reclassified to reflect current continuing operations. (2) Represents discharges from HealthSouth’s 96 consolidated hospitals in Q1 2012 and Q4 2011; 94 consolidated hospitals in Q3 2011, Q2 2011, and Q1 2011. (3) Excludes approximately 400 full-time equivalents who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals. (4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. Q4 2012 Q3 2012 Q2 2012 Q1 2012 Q4 2011 Q3 2011 Q2 2011 Q1 2011 3 Months 2012 3 Months 2011 Full Year 2011 (In Millions) Net patient revenue-inpatient 500.6$ 480.1$ 458.8$ 465.4$ 462.1$ 500.6$ 462.1$ 1,866.4$ Net patient revenue-outpatient and other revenues 38.0 38.0 38.9 39.7 43.9 38.0 43.9 160.5 Net operating revenues 538.6$ 518.1$ 497.7$ 505.1$ 506.0$ 538.6$ 506.0$ 2,026.9$ (Actual Amounts) Discharges (2) 30,871 30,066 29,350 29,811 29,127 30,871 29,127 118,354 Outpatient visits 231,243 225,062 236,969 244,647 236,761 231,243 236,761 943,439 Average length of stay 13.5 13.4 13.4 13.4 13.8 13.5 13.8 13.5 Occupancy % 70.7% 67.7% 67.2% 69.0% 70.2% 70.7% 70.2% 67.7% # of licensed beds 6,500 6,461 6,376 6,356 6,350 6,500 6,350 6,461 Occupied beds 4,596 4,374 4,285 4,386 4,458 4,596 4,458 4,374 Full-time equivalents (FTEs) (3) 15,271 15,079 15,081 15,150 15,045 15,271 15,045 15,089 Contract labor 69 56 60 76 89 69 89 70 Total FTE and contract labor 15,340 15,135 15,141 15,226 15,134 15,340 15,134 15,159 EPOB (4) 3.34 3.46 3.53 3.47 3.39 3.34 3.39 3.47 31

Outstanding Share Summary and Warrant Information (Millions) Q1 Q1 FY FY 2012 2011 2011 2010 Basic shares outstanding (1) (2) 94.5 93.1 93.3 92.8 Diluted shares outstanding (1) (2) (3) 108.7 109.0 109.2 108.5 Q1 Q1 FY FY 2012 2011 2011 2010 Basic shares outstanding (1) (2) 94.6 93.2 93.3 92.8 Convertible perpetual preferred stock 0.375 0.400 0.400 0.400 If converted, equivalent common shares 12.3 13.1 13.1 13.1 Weighted Average for the Period End of Period 32 Notes: (1) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance (expire January 16, 2014) and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented. (2) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants to purchase approx. 8.2 million shares of common stock at a strike price of $41.40 (expire January 17, 2017) were not assumed exercised for the dilutive shares outstanding because they were antidilutive in the periods presented. (3) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock (Convertible into12.3 million common shares at the end of Q1 2012). The preferred stock is convertible, at the option of the holder, at any time into shares of common stock at an initial conversion price of $30.50 per share, which is equal to an initial conversion rate of approximately 32.7869 shares of common stock per share of preferred stock, subject to a specified adjustment. We may at any time cause the shares of preferred stock to be automatically converted into shares of our common stock at the conversion rate then in effect if the closing price of our common stock for 20 trading days within a period of 30 consecutive trading days ending on the trading day before the date we give the notice of forced conversion exceeds 150% of the conversion price of the preferred stock. In Q1 2012, the Company repurchased 25,000 shares of its convertible perpetual preferred stock.

Adjusted EBITDA (1) History 33 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 3 Months 3 Months Full Year (Millions) 2012 2012 2012 2012 2011 2011 2011 2011 2012 2011 2011 Net operating revenues 538.6$ 518.1$ 497.7$ 505.1$ 506.0$ 538.6$ 506.0$ 2,026.9$ Less: Provision for doubtful accounts (6.3) (6.1) (5.1) (5.0) (4.8) (6.3) (4.8) (21.0) Net operating revenues less provision for doubtful accounts 532.3 512.0 492.6 500.1 501.2 532.3 501.2 2,005.9 Operating expenses: Salaries and benefits (261.0) (251.4) (245.0) (241.6) (244.0) (261.0) (244.0) (982.0) Hospital-related expenses: Other operating expenses (73.0) (67.4) (70.3) (75.4) (70.9) (73.0) (70.9) (284.0) Supplies (26.5) (26.1) (24.7) (26.2) (25.8) (26.5) (25.8) (102.8) Occupancy costs (12.5) (12.2) (12.5) (12.1) (11.6) (12.5) (11.6) (48.4) (112.0) (105.7) (107.5) (113.7) (108.3) (112.0) (108.3) (435.2) General and administrative expenses (2) (23.9) (23.9) (21.5) (22.1) (22.7) (23.9) (22.7) (90.2) Equity in nonconsolidated affiliates 3.3 3.2 3.1 3.2 2.5 3.3 2.5 12.0 Other income 0.9 1.2 0.2 0.7 0.6 0.9 0.6 2.7 Noncontrolling interests (3) (12.6) (12.5) (11.4) (11.3) (11.8) (12.6) (11.8) (47.0) Adjusted EBITDA 127.0$ 122.9$ 110.5$ 115.3$ 117.5$ 127.0$ 117.5$ 466.2$ (1) Reconciliation to GAAP provided on slides 35, 36, 38, and 39. Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 3 Months 3 Month Full Year 2012 2012 2012 2012 2011 2011 2011 2011 2012 2011 2011 In arriv ing at Adjusted EBITDA, the following were excluded: (2) Stock-based compensation expense 6.1$ 5.9$ 4.9$ 5.3$ 4.2$ 6.1$ 4.2$ 20.3$ (3) Noncontrolling interests related to discontinued operations - - (0.1) (0.9) (0.1) - (0.1) (1.1)

Adjusted Free Cash Flow Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow (Millions) 2012 2011 2011 2010 2009 2008 2007 81.0$ 89.5$ 342.7$ 331.0$ 406.1$ 227.2$ 230.6$ (0.4) (2.1) (9.1) (13.2) (5.7) (32.5) (3.3) Capital expenditures for maintenance (1) (19.1) (9.1) (50.8) (37.9) (33.2) (41.5) (22.4) Net sett lements on interest rate swaps (2) - (10.9) (10.9) (44.7) (42.2) (20.7) 0.1 Dividends paid on convert ible perpetual (3) preferred stock Distribut ions paid to noncontrolling interests of consolidated affiliates Non-recurring items: UBS Sett lement proceeds, less fees to derivative plaint iffs' attorneys Net premium paid (received) on bond issuance/redemption - (4.1) 22.8 - - - - Cash paid for professional fees - accounting, tax and legal Cash paid for government, class action and related sett lements - (3.0) (7.9) (13.5) (63.7) (89.4) (457.7) Adjusted free cash flow 45.2$ 48.2$ 243.3$ 181.4$ 155.4$ 9.3$ (79.1)$ 194.7 (26.0) (33.4) - 18.2 7.4 - - 3.6 3.8 - 4.3 activities of continuing operations Net cash provided by operating Impact of discontinued operations - (73.8) Net cash provided by operating activities Q1 80.6 87.4 51.6 5.7 2.9 11.2 17.2 15.3 171.4 21.0 333.6 (26.0) 400.4 (34.4) 317.8 Income tax refunds related to prior periods (6.8) (6.5) (13.1) (13.7) - (44.2) (26.0) (26.0) Full Year 227.3 (26.0) (23.4) - (32.6) (1) Maintenance capital expenditures are expected to be $75 to $85 million in 2012. (2) Final swap payment of $10.9 million was made in March 2011. (3) Includes cash dividend payments of $6.5 million for dividends declared in Q4 2011 and paid in Q1 2012 plus $0.3 million for cumulative dividends paid for the shares repurchased in Q1 2012 34

Reconciliation of Net Income to Adjusted EBITDA (1)(3) (1) (2) (3) – Notes on page 38. (in millions, except per share data) Total Per Share Net income 56.8$ Loss from disc ops, net of tax, attributable to HealthSouth 0.4 Net income attributable to noncontrolling interests (12.6) Income from continuing operations attributable to HealthSouth (2) 44.6 0.40$ Pro fees - acct, tax, and legal 3.6 Provision for income tax expense 29.1 Interest expense and amortization of debt discounts and fees 23.3 Depreciation and amortization 19.5 Net noncash loss on disposal of assets 0.8 Stock-based compensation expense 6.1 Adjusted EBITDA (1)(3) 127.0$ Weighted average common shares outstanding: Basic 94.5 Diluted 108.7 2012 Q1 35

Reconciliation of Net Income to Adjusted EBITDA (1)(3) (1) (2) (3) – Notes on page 38. (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Total Per Share Net income 91.5$ 32.3$ 68.3$ 62.5$ 254.6$ (Income) loss from disc ops, net of tax, attributable to HealthSouth (17.6) (2.5) (34.8) 5.0 (49.9) Net income attributable to noncontrolling interests (11.7) (10.4) (11.3) (12.5) (45.9) Income from continuing operations attributable to HealthSouth (2) 62.2 0.57$ 19.4 0.14$ 22.2 0.17$ 55.0 0.50$ 158.8 1.42$ Gov't, class action, and related settlements - (10.6) - (1.7) (12.3) Pro fees - acct, tax, and legal 3.8 8.4 4.0 4.8 21.0 Provision for income tax (benefit) expense (7.4) 11.2 18.1 15.2 37.1 Interest expense and amortization of debt discounts and fees 35.1 34.9 26.3 23.1 119.4 Depreciation and amortization 19.5 19.6 19.5 20.2 78.8 Loss on early extinguishment of debt - 26.1 12.7 - 38.8 Net noncash loss on disposal of assets 0.1 1.0 2.8 0.4 4.3 Stock-based compensation expense 4.2 5.3 4.9 5.9 20.3 Adjusted EBITDA (1)(3) 117.5$ 115.3$ 110.5$ 122.9$ 466.2$ Weighted average common shares outstanding: Basic 93.1 93.3 93.3 93.3 93.3 Diluted 109.0 109.5 109.2 109.1 109.2 2011 Q1 Q2 Full YearQ3 Q4 36

Reconciliation of Net Income to Adjusted EBITDA (1) (3) (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Net income 718.7$ 281.8$ 128.8$ 939.8$ Income from disc ops, net of tax, attributable to HealthSouth (462.4) (32.5) (17.7) (9.2) Net income attributable to noncontrolling interests (65.3) (29.4) (34.0) (40.8) Income from continuing operations attributable to HealthSouth (2) 191.0 2.08$ 219.9 2.28$ 77.1 0.58$ 889.8 8.20$ Gain on UBS Settlement - (121.3) - - Gov't, class action, and related settlements (2.8) (67.2) 36.7 1.1 Pro fees - acct, tax, and legal 51.6 44.4 8.8 17.2 Loss on interest rate swaps 30.4 55.7 19.6 13.3 Provision for income tax benefit (325.6) (69.1) (2.9) (740.8) Interest expense and amortization of debt discounts and fees 229.2 159.3 125.7 125.6 Depreciation and amortization 71.3 78.9 67.6 73.1 Impairment charges, including investments 15.1 2.4 1.4 - Net noncash loss on disposal of assets 7.3 2.0 3.4 1.4 Loss on early extinguishment of debt 28.2 5.9 12.5 12.3 Stock-based compensation expense 10.6 11.7 13.4 16.4 Other 0.4 - 0.4 0.2 Adjusted EBITDA (1)(3) 306.7$ 322.6$ 363.7$ 409.6$ Weighted average common shares outstanding: Basic 78.7 83.0 88.8 92.8 Diluted 92.0 96.4 103.3 108.5 Full Year 2008 2009 20102007 (1) (2) (3) – Notes on page 38. 37

Reconciliation Notes for Slides 35-37 1. Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non- GAAP financial measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth. 2. Per share amounts for each period presented are based on diluted weighted average shares outstanding unless the amounts are antidilutive, in which case the per share amount is calculated using the basic share count after subtracting the quarterly dividend on the convertible perpetual preferred stock. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock. 3. Adjusted EBITDA is a component of our guidance. 38

(Millions) 2012 2011 2011 2010 2009 2008 2007 Net cash provided by operating activities 81.0$ 89.5$ 342.7$ 331.0$ 406.1$ 227.2$ 230.6$ Provision for doubtful accounts (6.3) (4.8) (21.0) (16.4) (30.7) (23.0) (28.5) Professional fees—accounting, tax, and legal 3.6 3.8 21.0 17.2 8.8 44.4 51.6 Interest expense and amortization of debt discounts and fees 23.3 35.1 119.4 125.6 125.7 159.3 229.2 UBS Settlement proceeds, gross - - - - (100.0) - - Equity in net income of nonconsolidated affiliates 3.3 2.5 12.0 10.1 4.6 10.6 10.3 Net income attributable to noncontrolling interests in continuing operations (12.6) (11.8) (47.0) (40.9) (33.3) (29.8) (31.1) Amortization of debt discounts and fees (0.9) (1.2) (4.2) (6.3) (6.6) (6.5) (7.8) Distributions from nonconsolidated affiliates (3.3) (2.7) (13.0) (8.1) (8.6) (10.9) (5.3) Current portion of income tax expense (benefit) 2.1 (2.1) 0.6 2.9 (7.0) (72.8) (330.4) Change in assets and liabilit ies 36.9 10.9 49.9 2.8 (2.1) 50.6 5.5 Net premium paid on bond issuance/redemption - (4.1) 22.8 - - - - Change in government, class action and related settlements liability - 4.3 (8.5) 2.9 11.2 7.4 171.4 Cash (provided by) used in operating activ ities of discontinued operations (0.4) (2.1) (9.1) (13.2) (5.7) (32.5) (3.3) Other 0.3 0.2 0.6 2.0 1.3 (1.4) 14.5 Adjusted EBITDA 127.0$ 117.5$ 466.2$ 409.6$ 363.7$ 322.6$ 306.7$ Q1 Full Year Adjusted EBITDA Reconciled to Net Cash Provided by Operating Activities 39